SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Seciton 13 or 15 (d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest evennt reported): January 23, 2001
                                                          ----------------

                             CENTRAL COAST BANCORP
                             ---------------------
             (Exact name of registrant as specified in its charter)

STATE OF CALIFORNIA               0-25418                 77-0367061
-------------------               -------                 ----------
(State or other jurisdiction    (Commission file         (I.R.S. Employer
of incorporation)                number)                  Identification No.)




301 Main Street, Salinas, California                       939301
------------------------------------                       -------
(Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code:     (831) 422-6642
                                                        --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)



Page 1 of 8 pages

The Exhibit Index is on Page 4


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Item 5. OTHER EVENTS.

        The Registrant issued a press release dated January 23, 2001 announcing record net income for both the quarter and year ended December 31, 2000. Net income for 2000 increased 10.9% to $8,926,000 versus $8,051,000 in 1999.
Diluted earnings per share for 2000 were up 13.6% to $1.25 from $1.10 in 1999. The foregoing is qualified by reference to the press release attached as exhibit 99.1.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     FINANCIAL STATEMENTS.

                Not Applicable.

        (b)     PRO FORMA FINANCIAL INFORMATION.

                Not Applicable.

        (c)     EXHIBITS.

                (99.1)  Press Release dated January 23, 2001


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENTRAL COAST BANCORP



Dated:  January 23, 2001                   /s/ ROBERT M. STANBERRY
                                           -----------------------
                                           Robert M. Stanberry, CFO



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                                 EXHIBIT INDEX

                                                               Sequential
Exhibit No.           Description                               Page No.
-----------           -----------                               --------

99.1                  Press Release dated January 23, 2001        5

                                       4
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